UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2006 (December 30, 2005)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

            Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029 (IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 30, 2005, we reached an agreement with Sunrise Senior Living Services, Inc., or Sunrise, to terminate one long term management agreement for a community located in Florida that Sunrise manages for us, as more fully described in the copy of our press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

The terms of our management agreements with Sunrise are more fully described in the section titled “Item 2. Properties – Sunrise Senior Living Services, Inc. Management Agreements” in our Annual Report on Form 10-K for the year ended December 31, 2004, which part of such filing we incorporate by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1.	Press Release dated January 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J. Mackey Jr.

Name:	Bruce J. Mackey Jr.
Title:	Treasurer and Chief Financial Officer

Date: January 4, 2006